Investor Presentation May 2017 OceanFirst Financial Corp. Exhibit 99.1

OceanFirst Financial Corp. Forward-Looking Statements In addition to historical information, the Form 10-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project”, “will”, “should”, “may”, “view”, “opportunity”, “potential”, or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, those items discussed under Item 1A. Risk Factors herein and the following: changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the FRB, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area, accounting principles and guidelines and the Bank's ability to successfully integrate acquired operations. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2

OceanFirst Milestones – 115 Years of Growth 3

Serving Central and Southern New Jersey Markets • OceanFirst is the largest Bank headquartered in Central and Southern New Jersey • $5.2 billion in assets • Branches located in 7 counties • Market Cap $908 million • Average Daily Share Volume of 146,000 OceanFirst Headquarters OceanFirst Retail Branches, Commercial Loan Production Offices, and Wealth Management Office 30 million people, or approximately 10% of the total U.S. population, reside within a 2-hour drive* and 7.3 million reside in market area** 4 *Includes New York – Newark NY-NJ-PA-CT CSA and Philadelphia – Reading – Camden CSA. **Refer to Appendix 2 for market area.

5 Atlantic City is 1.16% of the OceanFirst Loan portfolio OceanFirst Loan Portfolio Diversification by Geography Least Concentrated Most Concentrated

Experienced Leadership Name Position # of Years at OCFC # of Years In Banking Previous Experience Christopher D. Maher Chairman, President, Chief Executive Officer 4 29 Patriot National Bancorp; Dime Community Bancshares Michael J. Fitzpatrick Executive Vice President, Chief Financial Officer 24 35 KPMG Joseph R. Iantosca Executive Vice President, Chief Administrative Officer 13 39 BISYS Banking Solutions; Newtrend LLC; Brooklyn Federal Savings Joseph J. Lebel III Executive Vice President, Chief Banking Officer 11 33 Wachovia Bank N.A.; First Fidelity Steven J. Tsimbinos Executive Vice President, General Counsel 6 22 Thacher Proffit & Wood; Lowenstein Sandler PC • Substantial insider ownership of 15.3% – aligned with shareholders’ interests  OceanFirst Bank ESOP 4.6%  Directors & Senior Executive Officers 6.7%  Director and Proxy Officer Stock Ownership Guidelines  OceanFirst Foundation 4.0% From April 28, 2017 Proxy Statement and SEC Schedule 13G filings. 6

Deep Bench of Experienced Executives Name Position # of Years at OCFC # of Years In Banking Previous Experience Gary S. Hett First Senior Vice President, Director of Human Resources 3 43 Patriot National Bancorp; Dime Community Bancshares David R. Howard First Senior Vice President, Direct Banking 3 26 Guggenheim Partners; GE Capital Margaret Lanning First Senior Vice President, Chief Credit Officer 2 38 Wells Fargo Bank, N.A.; Wachovia Bank Angela Ho Senior Vice President, Principal Accounting Officer - 10 Northfield Bank; Signature Bank; KPMG Gayle S. Hoffman Senior Vice President, Chief Risk Officer 3 19 Rumson-Fair Haven Bank & Trust; Amboy Bank; KPMG 7

Strategic Focus 8 I. Organic Commercial Loan and Core Deposit Growth • Grew commercial loans (excluding acquired loans) from $533 million at December 31, 2012 to $945 million at March 31, 2017, 14% CAGR • Grew low cost core deposits (excluding acquired deposits) from $1,493 million (0.15% cost) at December 31, 2012 to $1,784 million (0.14% total cost for all core deposits) at March 31, 2017 II. Opportunistic Acquisitions of Local Community Banks Target Closing Date Transaction Value Total Assets Colonial American Bank July 31, 2015 $ 12 million $ 142 million Cape Bancorp May 2, 2016 $196 million $1,518 million Ocean Shore Holding Co. November 30, 2016 $146 million $1,097 million Weighted average(1): Price/Tangible Book Value 135%; Core Deposit Premium 4.5% (1)At time of announcement.

Strategic Focus (Continued) 9 III. Conservative Risk Management • Credit Risk  Reduced non-performing loans from $43.4 million (2.8% of loans) at December 31, 2012 to $21.7 million (0.56% of loans) at March 31, 2017  Strong credit culture – experienced and independent credit administration, resulting in nominal loss history (Net charge-offs over past four years averaged 13.5 basis points) • Interest Rate Risk  Core deposits (all deposits except time deposits) are 85.0% of total deposits at March 31, 2017  Grew core deposits (excluding acquisitions) by $170 million in 2016, or 10.2% • Regulatory/Compliance Risk  Regulatory approvals received for three acquisitions in a timely manner  Outstanding CRA rating received October 2015 Total Shareholder Return December 31, 2012 to March 31, 2017 – 132%, 21.9% CAGR

Strategic Focus (Continued) 10 IV. Direct Banking Initiative • Current suite of digital offerings is at top of market for community banks Website Apple Pay Finance Works Online Banking Platform U Choose Rewards Online Account Opening Mobile Application Pop Money Biometric ID Verification Bill Pay Text Banking Card Valet • Focused effort to transform customer usage to efficient channels  Enhancing branch staff training and goals specific to digital capabilities  One-on-one training and videos with customers on mobile and online tools  Upgrading account opening capabilities will enable staff outside the physical branch  Expanding use of video tellers to support in-person transactions in a more efficient manner than traditionally staffed branches  Ensuring our digital capabilities remain top of market and meet customer expectations • Increased digital usage will result in increased efficiency and customer retention  Especially important with acquisitions, conversions, and branch consolidations  Seamless customer experience will reinforce established OceanFirst brand

Strategic Focus (Continued) 11 V. Transition of Branch Service Area Model • Currently 61 branches with an average branch size of < $70MM • Approved consolidations in 2017 – 15 branches  Results in 46 branches with an average size of >$90MM • Target average branch size >$100MM • Will continue to place non-branch electronic service facilities in strategic locations that would not support a fully-staffed branch • Expense savings from these 15 branches  Total Annualized = $6.1MM  Presumed in Ocean City Home Acquisition Model – 10 branches = $3.6MM  Incremental Annual Savings – 5 branches = $2.5MM o Approximately 50% ($1.25MM) to be deployed in direct banking and commercial initiatives

Highlights – 2017 12 First Quarter • Core EPS of $0.40(1), a 25% increase from $0.32(1) in Q1 2016  12.56% ROTE(1)(2) & 1.02% ROA(1)(2)  Net interest margin was 3.56% in Q1 2017, an increase from 3.34% in Q1 2016 • Strong deposit funding with a loan to deposit ratio of 91.1% and a cost of deposits of just 0.28% at March 31, 2017 • The Company announced the authorization of the Board to repurchase 5% of the Company's outstanding common stock up to an additional 1.6 million shares. This amount is in addition to the remaining 154,804 shares available for repurchase under the existing 2014 Repurchase Program • Branch rationalization plan adopted; 15 branches identified for consolidation by mid-2017; annual cost savings of $6.1 million (1)Amounts and ratios exclude merger related expenses, net of tax, and for 2017 also excludes the accelerated stock award expense for a director retirement, net of tax. (2)Amounts are annualized.

Favorable Competitive Position Competing Favorably Against Banking Behemoths and Local Community Banks Source: FDIC Summary of Deposits, June 30, 2016 Note: Market area is defined as counties in Central and Southern New Jersey Institution # of Branches Dep. In Mkt. ($000) TD Bank (Canada) 132 18,749,018 PNC Bank (PA) 143 17,002,556 Wells Fargo (CA) 145 15,802,079 Bank of America (NC) 123 14,604,095 Santander Bank (Spain) 81 6,103,973 OceanFirst Bank # of Branches Dep. In Mkt. ($000) 61 4,039,695* *Includes Ocean Shore Holding Company branches and deposits acquired on November 30, 2016. Institution # of Branches Dep. In Mkt. ($000) Sun 31 1,659,983 Manasquan 8 870,556 First Choice 5 693,069 Sturdy Savings 13 668,769 1ST Constitution 16 613,801 Two River 13 587,237 OceanFirst Competitive Position  Responsive  Flexible  Capable • Lending Limit • Technology • Trust • Cash Management • Consumer & Commercial Mega Banks Community Banks 13

Strategic Deposit Composition Transition Non- Interest Checking Non- Interest Checking Interest Checking Interest Checking WAR 0.19% MMDA & Savings MMDA & Savings MMDA & Savings WAR 0.15% Time Deposits Time Deposits Time Deposits WAR 1.12% 0 350 700 1,050 1,400 1,750 2,100 2,450 2,800 3,150 3,500 3,850 4,200 Dec 1996 Dec 2011 March 2017 (In Millions) 45% 55% March 31, 2017 Deposits by Customer Segment Consumer Commercial Total Cost of Deposits 0.28% 14

Strategic Focus on Commercial Lending Drives Business Deposits Note: Amounts include repurchase agreements classified as borrowings but offered to local business relationships 15 6,000 7,000 8,000 9,000 10,000 11,000 12,000 13,000 14,000 15,000 16,000 17,000 18,000 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 # of A c c o u nt s B alanc e s ( m il li o n s ) Balances (000s) # of Accounts C ap e Le ga cy Le ga cy Le ga cy OC H B Le ga cy C ap e C ap e O C H B C ap e

Online Banking & Bill Pay The 12-month average as of March 2017, 41% of deposit customers used online banking and an average of 40,000 bills were paid with online bill pay service each month. Check Card Rewards program promotes usage driving over $300 million of card transactions in 2016. Fee income from card business totaled over $6.3 million. Full Suite of Technology and Delivery Systems 16 Corporate Cash Management Added Remote Deposit Capture (RDC) in 2007. In 2016, 304 clients processed over 978,000 checks using RDC. ATM & Interactive Teller (ITM) Fleet of intelligent ATM terminals provide technology for continually growing self- service deposit option. First ITM deployed in 2014 with more added in 2015 and 2016. Mobile Banking Consistently adopting mobile- centric options. Currently offering TouchID, Apple Watch, and Apple Pay. Customers using self-service channels in March 2017 • 19,500 deposits totaling $184.4 million. • 14% of transaction volume and 29% of transaction value of customer-presented deposits for the Bank.

Strategic Loan Composition Transition Investment CRE(A) Owner- Occupied CRE Owner- Occupied CRE C&I C&I Consumer (Home Equity) Consumer (Home Equity) Residential Real Estate Residential Real Estate Residential Real Estate 0 300 600 900 1,200 1,500 1,800 2,100 2,400 2,700 3,000 3,300 3,600 3,900 Dec 1996 Dec 2011 March 2017 (In Millions) Investment CRE & Note (A): Investment CRE as a percent of risk-based capital is 216% at March 31, 2017. 48% 52% March 31, 2017 Loans by Customer Segment Consumer Commercial 17

Credit Underwriting Remains Conservative: Commercial Loan Production 2016 and 2017 (Dollars in thousands) Commercial Loan Originations Year Three Months Ended Ended December 31, 2016 March 31, 2017 Commercial Loan Portfolio at March 31, 2017 Amount $261,301 $104,809 $1,852,736 Weighted average rate 4.13% 4.52% 4.35% Weighted average debt service coverage ── ── 1.8X Weighted average loan-to-value (CRE only) 70% 63% 61% Weighted average risk rating(1) 4.5 4.4 4.8 (1)Risk rating is on a scale from 1 (best) to 9 (worst). A rating of 4.5 represents an equivalent S&P rating of BBB. 18

19 OceanFirst Maintains Conservative CRE Portfolio Relative to Peers 0 200 400 600 800 1,000 1,200 Peer 1 Peer 2 OceanFirst Bank Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer Group Average Peer 12 Peer 13 Peer 14 Peer 15 (%) CRE to Total Risk Based Capital December 31, 2016 12/31/2016 12/31/2014 393 1008 Capacity to grow Investor CRE by $375 million while remaining under 300%. 216 Domestic CRE Loans (Construction, Multifamily & Other Nonfarm Non-residential) to Total Risk Based Capital. Supervisory guideline is 300% of TRBC. Peers include: AROW, BMTC, DCOM, EGBN, FFIC, FISI, FLIC, LBAI, NFBK, ORIT, PGC, SASR, TMP, UVSP and WSFS. Source: BankRegData.com 300

Highlights – Risk Management 2016 and 2017 • Interest Rate Risk Management  Core deposits(1) are 84.9% of total deposits, a significant hedge against a rising rate environment  Approximately $150 million of excess liquidity in interest-bearing deposits at March 31, 2017; available for investment in future quarters • Credit Risk Management  In late 2016, sold three loan pools with high risk characteristics – residential mortgage – 63 loans, $8.7 million; SBA – 72 loans, $10.0 million; commercial – 58 loans, $22.4 million  Re-graded the Cape loan portfolio using OceanFirst Bank’s risk rating scale (1)Core deposits are all deposits except time deposits. 20

Effective Interest Rate Risk Management 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% Mortgage Loans Consumer Loans Commercial Loans (CRE & C&I) Securities Total Assets (Weighted Average) Borrowings Deposits Adjustable/Floating Fixed Core Deposits, Administered Duration Rate Characteristics 0.0 1.0 2.0 3.0 4.0 Securities Mortgage Loans Consumer Loans Commercial Loans Total Assets (Weighted Average) FHLB Term Borrowings Time Deposits Y ea rs All asset categories managed with limited duration At March 31, 2017 21

Term Borrowings Extended as Interest Rate Hedge 0.00 10.00 20.00 30.00 40.00 50.00 60.00 70.00 80.00 90.00 2017 2018 2019 2020 2021 M il li o n s o f D o ll a rs Maturity Periods TOTAL $250.0MM 1.75% AVG. COST At March 31, 2017 22

0.00% 0.20% 0.40% 0.60% 0.80% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2011 2012 2013 2014 2015 2016 3/31/2017 N e t lo an ch arge -o ffs as p erce n t o f average lo an s N o n -p erf o rm ing lo an s as p erc ent o f to ta l l o an s r ece iv abl e Residential Consumer Commercial Real Estate Commercial Net Charge-Offs Credit Metrics Reflect Conservative Culture (1)Net charge-off ratio for 2014 excludes charge-off related to bulk sale of non-performing residential and consumer mortgage loans. Including this charge-off, the ratio is 0.45%. (2)Net recovery for 2017; actual ratio below 0.0%. Half of the net charge-offs relate to the sale of three high risk acquired loan pools (1) 23 0.58% 0.00% (2) 2.77% 2.80% 2.88% 1.06% 0.91% 0.35% 0.56% 0.38% 0.17% 0.15% 0.07% 0.15% 0.58% 0.38% 0.17% 0.15% 0.07% 0.15% 0.00% NET CHARGE-OFFS

OceanFirst Average Charge-Offs Since 2011 Below Peer Average 24 0.31% 0.30% 0.56% 0.48% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% Peer 15 Peer 14 Peer 13 Peer 12 Peer 11 Peer 10 Peer Group Average OceanFirst Bank Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 Charge-Offs / Average Loans Outstanding YE 2011 – 2016 Average Maximum Charged-off loans and lease financing receivables debited to the allowance for loan and lease losses divided by average loans outstanding. Peers include: AROW, BMTC, DCOM, EGBN, FFIC, FISI, FLIC, LBAI, NFBK, ORIT, PGC, SASR, TMP, UVSP and WSFS. Source: BankRegData.com

Net Interest Margin Expanded Net Interest Margin to Outperform both Historical Level and Peer Group 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q1 2017 Historical Average (1996 – 2016) Net Interest Margin (3.29%) Q1 2017 consolidated NIM at 3.56% includes 22 BP of net accretable yield from purchase accounting adjustments and prepayment fees 3.56 3.27 3.15 3.25 3.35 3.45 3.55 3.65 OceanFirst Bank Peers OceanFirst Bank: Significant expansion since 2015 Peers: Steady decline since 2014 25

Diversified Streams of Non-Interest Income 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 1996 3/31/17 (Annualized) Pe rc en t o f A ve ra ge A ss et s Fees and Service Charges Gain on Sale of Loans BOLI BankCard Services Wealth Management/Investment Services Other $2.5M $26.9M Targeted Growth Areas Non-Interest Income excludes gain/loss from other real estate operations. 26

Generating Consistent Attractive Returns 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 2009 2010 2011 2012 2013 2014 2015 2016 3/31/17 Annualized 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% Return on Tangible Equity Return on Assets (1)For 2013, excludes after-tax impact of $3.1 million in charges related to strategic advance restructuring and branch consolidation. (2)For 2015, 2016 and 2017, excludes merger related expenses. For 2016, also excludes Federal Home Loan Bank prepayment fee and loss on sale of investment securities. For 2017, also excludes the effect of accelerated stock award expense. (1) Re tu rn o n A s s et s Re tu rn o n T an g ible C o m m o n E q u it y (2) 27 12.6% 1.02% (2) (2)

Accelerating EPS Growth 28 $0.40 $0.80 $1.20 $1.60 $2.00 2011 2012 2013 2014 2015 2016 Q1 2017 (Annualized) Core Diluted EPS Reported Diluted EPS (2) (1)For 2013, excludes after-tax impact of $3.1 million in charges related to strategic advance restructuring and branch consolidation. (2)For 2015, 2016 and 2017, excludes merger related expenses. For 2016, also excludes Federal Home Loan Bank prepayment fee and loss on sale of investment securities. For 2017, also excludes the effect of accelerated stock award expense. (1) (2) (2)

Prudently Managing Excess Capital in Near Term $8.8 $8.6 $8.2 $8.2 $8.7 $12.6 $4.8 $2.1 $11.9 $8.1 $9.2 $6.5 $1.9 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 2011 2012 2013 2014 2015 2016 2017 An nu al Re tu rn o f C ap ita l ( Mi llio ns ) Cash Dividends Stock Repurchases Notes: Stock Repurchases – $15.52 Average Cost per Share. In Q4 2015 through Q3 2016, stock repurchases suspended as capital was allocated to Cape and Ocean Shore acquisitions. 29 (3 Months) Increased Quarterly Dividend by 15% in Q4 2016, from $0.13 per share to $0.15 per share

Why OCFC…? • Fundamental franchise value • Preeminent community bank in Central and Southern New Jersey • Superior deposit profile • Significant commercial loan growth since December 2012; current focus on recent portfolio integrations • Conservative credit culture • Solid financial performance • Consistent attractive returns • Strong balance sheet and capital base • Seasoned and effective management team • Substantial insider ownership – aligned with shareholders’ interests • Fully capable of executing on 5-year growth plan 30

Attractive Valuation Metrics OCFC Peers(1) 31 Valuation Price / Tang. Book Value 213% 221% Price / 2017 Estimated EPS 16.5x 18.0x Price / 2018 Estimated EPS 14.7x 16.7x Core Deposit Premium(2) 12.2% 13.1% Cash Dividend Yield 2.2% 2.2% 1) Peers include: AROW, BMTC, DCOM, EGBN, FFIC, FISI, FLIC, LBAI, NFBK, ORIT, PGC, SASR, TMP, UVSP and WSFS 2) Core Deposits for Peer Group as of March 31, 2017 from Bank Call Reports Note: Financial data as of the most recent period available; market data as of May 1, 2017; OCFC stock price of $27.89. Source: SNL Financial

Appendix 32

OceanFirst Financial Corp. – Analyst Coverage APPENDIX 1 Investor Relations Contacts Christopher D. Maher President and Chief Executive Officer 732-240-4500 Ext. 7504 cmaher@oceanfirst.com Michael Fitzpatrick Executive Vice President and Chief Financial Officer 732-240-4500 Ext. 7506 mfitzpatrick@oceanfirst.com Jill Hewitt Senior Vice President/Investor Relations Officer 732-240-4500 Ext. 7513 jhewitt@oceanfirst.com 33 Company Analyst Recommendation Price Target Keefe Bruyette & Woods Collyn Gilbert Outperform $32.00 Sandler O’Neill & Partners Frank Schiraldi Hold $30.00 Piper Jaffray Matt Breese Overweight $31.00 FIG Partners David Bishop Outperform $34.00

Market Demographics Central New Jersey(1) Southern New Jersey(2) Philadelphia Metro(3) Total Bank Offices in Market 864 508 848 Total Bank Deposits in Market $87.3 billion $38.0 billion $93.7 billion Number of OceanFirst Offices 28 33 % of OceanFirst Deposits 50 50 Market Rank 11 6 Market Share (%) 2.3 5.4 Population 2,442,000 1,838,000 3,029,000 Projected 2017-2022 Population Growth (%) 7.0 2.6 4.5 Data as of June 30, 2016. Source: SNL Financial Notes: 1 – Includes Monmouth, Ocean, Middlesex and Mercer counties, New Jersey 2 – Includes Burlington, Atlantic, Cape May, Camden, Gloucester, Salem and Cumberland counties, New Jersey 3 – Includes Philadelphia, Bucks and Montgomery counties, Pennsylvania APPENDIX 2 Expansion opportunity 34

Commercial Portfolio Metrics APPENDIX 3 Commercial Real Estate (CRE) Owner-Occupied Investor Total $ 533.1 million 1,114.0 million $1,647.1 million % of Total Loan Portfolio 42.7% Average Size of CRE Loans $790,000 Largest CRE Loan $16.4 million Pipeline as of March 31, 2017 $49.9 million Weighted Average Yield 4.53% Weighted Average Repricing Term 7.3 years Commercial Loans (C&I) Total Portfolio $205.7 million % of Total Loan Portfolio 5.3% Average Size of Commercial Loans $268,000 Largest Commercial Loan $17.4 million Pipeline as of March 31, 2017 $22.1 million Weighted Average Yield 4.41% Weighted Average Repricing Term 3.4 years Note: The maximum loan exposure to a single borrower, including CRE and C&I loans, was $22.2 million. Legal lending limit of $67 million in loans to one borrower. 35

Commercial Portfolio Segmentation APPENDIX 3 (Cont’d) Total Commercial Loan Exposure by Industry Classification Arts/E ntertainment/ Recreation, 3.9% Real E state Investment, 53.1% Other S ervices, 3.0% Retail T rade, 4.9% P ublic Administration, 2.3% M iscellaneous, 5.1% M anufacturing, 2.5% E ducational S ervices, 2.5% Accommodations/ Food S ervices, 8.7% Healthcare, 5.7% W holesale T rade, 2.8% Construction, 5.5% Real Estate Investment by Property Classification Residential Development, 9.8% Industrial/ Warehouse, 6.8% Single Purpose, 8.2% Miscellaneous, 8.8% Motel, 5.9% Multi-Family, 12.6% Retail Store, 7.6% Shopping Center, 8.6% Development, 6.9% Office, 24.8% Diversified portfolio provides protection against industry- specific credit events. As of March 31, 2017. 36

Residential Portfolio Metrics APPENDIX 4 Residential Real Estate Total Portfolio $1,639.6 million % of Total Loan Portfolio 42.5% Average size of mortgage loans $212,000 % of loans for second homes 27.4% Portfolio weighted average loan-to-value ratio (using original or most recent appraisal) - Loans originated during 2017 54% 60% Portfolio average FICO score - Loans originated during 2017 762 768 % of loans outside the New York/New Jersey market 1.7% As of March 31, 2017, unless otherwise noted. 37

Colonial American Bank Acquisition • 100% Stock deal, valued at $11.9 million • In-Market acquisition supports growth objective in towns of Middletown and Shrewsbury, NJ • Favorable financial terms (adjusted for DTA realization of $2.3 million) • Price/Tangible Book Value of 104% o Transaction neutral to OCFC book value • Price/Core Deposit Premium of 0.4% • Modest execution risk with conservative assumptions • Expected cost saves of 35%, fully realized in 2016 • Gross credit mark of $2.9 million, 2.4% of loans • Effective execution (2015) • Announcement – February 25 • Regulatory Approvals - June 17 (68 days following application) • Shareholder Approval - July 9 • Closing – July 31 • Systems Integration – October 17 (72 days following legal closing) APPENDIX 5 Supports Retail Expansion in High Value Communities OceanFirst Headquarters OceanFirst Retail Branches, Commercial Loan Production Offices, and Wealth Management Office Colonial American Retail Branches 38

Cape Bancorp Acquisition • Creates the preeminent New Jersey based community banking franchise operating throughout central and southern New Jersey • 85% stock and 15% cash, valued at $196 million • Favorable financial terms • Price/Tangible Book Value of 139% • Price/Core Deposit Premium of 4.4% • Expected accretion to GAAP EPS of 17% in 2017 • Expected tangible book value dilution of 7.2%, projected earnback of approximately 3.3 years using the cross-over method and 3.8 years on a simple tangible book value earnback calculation • Modest execution risk with conservative assumptions • Expected cost saves of 33%, fully realized by end of 2016 • Expected one-time, pre-tax transaction expenses of $15.5 million • Gross credit mark of $25.5 million, 2.3% of loans • Effective execution (2016) • Announcement – January 5 • Regulatory Approvals – March 28 (52 days following application) • Shareholder Approvals – April 25 • Closing – May 2 • Systems Integration – completed October 15 APPENDIX 6 39 OceanFirst Headquarters OceanFirst Retail Branches, Commercial Loan Production Offices, and Wealth Management Office Cape Bank Retail Branches and Commercial Loan Offices

40 Ocean Shore Holding Co. Acquisition - OCFC Branches - OSHC Branches APPENDIX 7 • Reinforces OceanFirst as the preeminent New Jersey based community banking franchise operating throughout central and southern New Jersey • 80% stock and 20% cash, valued at $181 million • Favorable financial terms(1) • Price/Tangible Book Value of 132% • Price/Core Deposit Premium of 4.9% • Expected accretion to GAAP EPS of over 5% in 2018 • Expected tangible book value dilution of 3.1%, projected earnback of approximately 3.7 years using the cross-over method and 4.1 years on a simple tangible book value earnback calculation • Modest execution risk with conservative assumptions • Expected cost saves of 53%, fully realized by end of 2017 • Expected one-time, pre-tax transaction expenses of $19 million • Gross credit mark of $10.0 million, 1.25% of loans • Effective execution (2016) • Announcement – July 13, 2016 • Regulatory Approvals – October 27, 2016 • Shareholder Approvals – November 22, 2016 • Closing – November 30, 2016 • Systems Integration – scheduled for May 19, 2017 (1)At time of announcement

41 Atlantic City Exposure OceanFirst Bank March 31, 2017 # of Loans Amount (000’s) Percent of Total Assets Atlantic City 179 44,704 0.86% Atlantic County 3,108 506,419 9.75% APPENDIX 8

Serving Our Communities • OceanFirst Foundation  As of March 31, 2017, over $31.7 million has been granted to organizations serving the Bank’s market  Provided $500,000 in grants dedicated to assisting our neighbors after Superstorm Sandy hit the Jersey Shore in 2012  First foundation established during a mutual conversion to IPO (July 1996)  Completed merger of Cape Foundation into OceanFirst Foundation in 2016 and anticipate merger of Ocean City Home Foundation in June 2017  As of March 31, 2017, OceanFirst Foundation has assets of $36.3 million APPENDIX 9 42